                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported)
                       January 20, 2004 (January 5, 2004)
                       ----------------------------------


                              GLIMCHER REALTY TRUST
--------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          MARYLAND                      1-12482                  31-1390518
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)




     150 E. Gay Street, Columbus, Ohio                              43215
--------------------------------------------------------------------------------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


        Registrant's telephone number, including area code (614) 621-9000
--------------------------------------------------------------------------------




                                       N/A
--------------------------------------------------------------------------------

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 5, 2004, Glimcher Realty Trust (the "Company"), through its operating partnership, Glimcher Properties Limited Partnership ("GPLP"), completed the acquisition of the joint venture interests not previously owned by the Company in Polaris Mall, LLC, the indirect owner of Polaris Fashion Place, an enclosed approximately 1.6 million square foot super regional mall located in Columbus, Ohio, from N.P. Limited Partnership, an Ohio limited partnership ("NPLP") and other parties (the "Class A Members"). The Class A Members are Yogi Development Co., LLC, an Ohio limited liability company, Williams-Fair III LLC, an Ohio limited liability company, LAW Polaris LLC, an Ohio limited liability company, NEK Polaris LLC, an Ohio limited liability company, TPKFF Polaris LLC, an Ohio limited liability company, and Thomas L. Kaplin, an individual. The Company acquired the remaining 60.7% interest in Polaris Mall, LLC for approximately $46.5 million, which was paid with approximately $33 million in cash and the balance by the issuance of 594,342 operating units in GPLP valued at approximately $13.5 million. The existing mortgage on the property had an outstanding balance of $148.7 million on the acquisition date. This mortgage, which originated in 2003, matures on May 11, 2013, bears interest at a fixed rate of 5.24% per annum and requires payments of principal based on a 30-year amortization schedule.

         On January 5, 2004, the Company, through GPLP, completed the acquisition of the joint venture interests not previously owned by the Company in Polaris Center, LLC, the owner of Polaris Towne Center, a 443,165 square foot town center located in Columbus, Ohio, from NPLP, an Ohio limited partnership. The Company acquired the remaining 50% in Polaris Center, LLC for approximately $10 million, which was paid in cash. The existing mortgage on the property had an outstanding balance of $41.7 million on the acquisition date. This mortgage, which originated in 2000, matures on June 1, 2010, bears interest at a fixed rate of 8.20% per annum and requires payments of principal based on a 30-year amortization schedule.

         The cash portion of the purchase price for Polaris Mall, LLC was paid in part with the proceeds of a new $36.5 million loan from Bank One. The repayment of this loan has been guaranteed by Polaris Mall, LLC. In addition, as security for repayment of the loan, GPLP has pledged to Bank One 100% of its limited liability company interest in Polaris Mall, LLC and has entered into a negative pledge agreement with Bank One, whereby it has agreed not to grant a lien on twenty five of GPLP's properties. In addition, the cash portion of the purchase price for Polaris Mall, LLC was paid in part with approximately $6.6 million in additional borrowings on the Company's secured line of credit from Key Bank National Association and a consortium of Banks (the "Credit Facility"). The $36.5 million loan matures in one year and bears interest at a rate equal to LIBOR plus 3.00% per annum. The Company intends to repay this loan during 2004 using community center asset sale proceeds, the issuance of additional preferred or common equity, or a combination of the foregoing.

         NPLP is considered a related party to GPLP due to Alan R. Weiler's (a trustee of the Company) family's ownership interest in NPLP. Mr. Weiler's children, nieces and nephews indirectly own an interest in NPLP. Interests of other partners of NPLP are owned by unrelated third parties. In addition, Mr. Weiler's sister-in-law previously indirectly owned an interest in Polaris Mall, LLC. In connection with the acquisition of the joint venture interests not previously owned by the Company in Polaris Mall, LLC, among other consideration, NPLP received 122,910 units of limited partnership in GPLP ("operating partnership units"). In connection with the sale of certain real property in previously disclosed transactions to Polaris Mall, LLC, among other consideration, NPLP has acquired an aggregate of 260,583 operating partnership units.

         On December 22, 2003, GPLP acquired Eastland Mall ("Eastland Columbus"), a 940,000 square foot enclosed regional mall in Columbus, Ohio, from Columbus East Joint Venture, an Ohio general partnership. The purchase price of $29.65 million was paid with the proceeds from a $24 million three-year mortgage loan from The Huntington National Bank that bears interest at a per annum rate of LIBOR plus 200 basis points and approximately $5 million of borrowings on the Company's line of credit. The Company may, subject to the satisfaction of certain conditions, also borrow up to an additional $12 million under the bank loan to fund costs relating to the addition of a new anchor and other improvements to the mall. The repayment of the loan has been guaranteed by each of GPLP and Glimcher Properties Corporation, the general partner of GPLP.

         This Form 8-K, together with other statements and information publicly disseminated by Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial and otherwise, may differ from the results discussed in the forward-looking statements. Risks and other factors that might cause differences, some of which could be material, include, but are not limited to, economic and market conditions, financing and development risks, construction and lease-up delays, cost overruns, the level and volatility of interest rates, the rate of revenue increases versus expense increases, the failure of the Company to derive sufficient proceeds from community center asset sales and/or the issuance of additional preferred or common equity to repay the $36.5 million loan relating to Polaris Mall, LLC, and the failure to satisfy certain conditions to borrow an additional $12 million under the loan for Eastland Columbus to fund costs relating to the addition of a new anchor and other improvements, as well as other risks listed from time to time in this Form 8-K and in the Company's other reports filed with the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Combined Statements of Revenues and Certain Expenses of Polaris Mall, LLC and Polaris Center, LLC as listed in the accompanying Index to Financial Statements.

         (b)      Pro Forma Financial Statements.

                  Unaudited pro forma Condensed Consolidated Statements of Operations and Unaudited pro forma Condensed Consolidated Balance Sheet of Glimcher Realty Trust, as listed in the accompany Index to Financial Statements and Pro Forma Financial Information, is filed as part of this Current Report on Form 8-K.

         (c)      Exhibits.

                  Exhibit 10.1 Purchase Agreement, dated October 22, 2003, between Columbus East Joint Venture, an Ohio general partnership, and GPLP, relating to Eastland Columbus.

                  Exhibit 10.2 First Amendment to Purchase Agreement, dated December 15, 2003, between Columbus East Joint Venture, an Ohio general partnership, and GPLP, relating to Eastland Columbus.

                  Exhibit 10.3 Open-End Mortgage, Assignment of Rents and Security Agreement, dated December 22, 2003, by EM Columbus, LLC, a Delaware limited liability company, to The Huntington National Bank, relating to Eastland Columbus.

                  Exhibit 10.4 Note, dated December 22, 2003, issued by EM Columbus, LLC, to The Huntington National Bank in the amount of $36,000,000, relating to the purchase of Eastland Columbus.

                  Exhibit 10.5 Membership Interest Purchase Agreement, dated as of November 26, 2003, between GPLP and NPLP, relating to Polaris Towne Center.

                  Exhibit 10.6 Membership Interest Purchase Agreement, dated as of November 26, 2003, by and among GPLP, NPLP and the Class A Members, relating to Polaris Fashion Place.

                  Exhibit 10.7 Unconditional Guaranty of Payment and Performance, dated December 22, 2003, by GPLP to The Huntington National Bank, relating to Eastland Columbus.

                  Exhibit 10.8 Unconditional Guaranty of Payment and Performance, dated December 22, 2003, by Glimcher Properties Corporation to The Huntington National Bank, relating to Eastland Columbus.

                  Exhibit 10.9 Promissory note, dated May 17, 2000, in the amount of $43,000,000, relating to the Polaris Towne Center existing debt.

                  Exhibit 10.10 Open-End Mortgage and Security Agreement, dated May 17, 2000, relating to Polaris Towne Center.

                  Exhibit 10.11 Amended and Restated Promissory Note A, dated May 22, 2003, for $135,000,000, relating to the Polaris Fashion Place existing debt.

                  Exhibit 10.12 Amended and Restated Promissory Note B, dated May 22, 2003, for $24,837,623 relating to the Polaris Fashion Place existing debt.

                  Exhibit 10.13 Mortgage Assignment of Leases and Rents and Security Agreement, dated April 1, 2003, relating to Polaris Fashion Place.

                  Exhibit 10.14 Promissory Note, dated January 5, 2004, issued by GPLP to Bank One, NA in the amount of $36,500,000, relating to Polaris Fashion Place.

                  Exhibit 10.15 Guaranty of Payment by Polaris Mall, LLC to Bank One, NA, dated January 5, 2004, relating to Polaris Fashion Place.

                  Exhibit 10.16 Pledge and Security Agreement of Membership Interest (51.01%), dated January 5, 2004, by GPLP to Bank One, NA, relating to Promissory Note for Polaris Fashion Place.

                  Exhibit 10.17 Pledge and Security Agreement of Membership Interest (48.99%) dated January 5, 2004, by GPLP to Bank One, NA, relating to Promissory Note for Polaris Fashion Place.

                  Exhibit 10.18 Negative Pledge Agreement dated January 5, 2004, by GPLP to Bank One, NA, relating to Promissory Note for Polaris Fashion Place.

                  Exhibit 10.19 Loan Agreement, dated as of January 5, 2004, between GPLP and Bank One, NA, relating to Polaris Fashion Place.

                  Exhibit 10.20 Credit Agreement, dated as of October 17, 2003, by and among GPLP, Keybank National Association, as administrative agent and lead arranger, and the several lenders thereto.

                  Exhibit 10.21 Credit Agreement (Acquisition), dated as of October 17, 2003, by and among GPLP, Keybank National Association, as administrative agent and lead arranger, and the several lenders thereto.

                  Exhibit 10.22 Loan Agreement, dated as of April 1, 2003, between PFP Columbus, LLC and UBS Warburg Real Estate Investments Inc., relating to Polaris Fashion Place.

                  Exhibit 10.23 Guaranty From Parent Entities, dated October 17, 2003, by GRT and GPLP to KeyBank National Association, relating to the Credit Facility.

                  Exhibit 10.24 Subsidiary Guaranty, dated October 17, 2003, by New Boston Mall, LLC and Glimcher Northtown Venture, LLC to KeyBank National Association, relating to the Credit Facility.

                  Exhibit 10.25 Open End Mortgage Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, between GPLP and KeyBank National Association, relating to the mortgage on Chillocothe Plaza in Chillocothe, Ohio for the Credit Facility.

                  Exhibit 10.26 Open End Mortgage Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, between GPLP and KeyBank National Association, relating to the mortgage Indian Mound Mall in Heath, Ohio for the Credit Facility.

                  Exhibit 10.27 Open End Mortgage Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, between GPLP and KeyBank National Association, relating to a mortgage on New Towne Mall, in New Philadelphia, Ohio for the Credit Facility.

                  Exhibit 10.28 Open End Mortgage Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, between GPLP and KeyBank National Association, relating to a mortgage on New Boston Mall in Portsmouth, Ohio for the Credit Facility.

                  Exhibit 10.29 Mortgage Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, between GPLP and KeyBank National

                  Association, relating to the mortgage on Clarksville Plaza in Clarksville, Indiana for the Credit Facility.

                  Exhibit 10.30 Mortgage Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, between GPLP and KeyBank National Association, relating to the mortgage on Logan Place in Russelville, Kentucky for the Credit Facility.

                  Exhibit 10.31 Mortgage Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, between GPLP and KeyBank National Association, relating to the mortgage on Prestonburg Village in Prestonburg, Kentucky for the Credit Facility.

                  Exhibit 10.32 Mortgage, dated October 17, 2003, between GPLP and KeyBank National Association, relating to the mortgage on Gratiot Center in Saginaw, Michigan for the Credit Facility.

                  Exhibit 10.33 Loan Commitment Letter, dated December 22, 2003, from The Huntington National Bank to EM Columbus, LLC, together with all exhibits thereto, relating to Eastland Columbus.

                  Exhibit 10.34 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, by GPLP to Chicago Title Insurance Company, as Trustee for the benefit of KeyBank National Association relating Sycamore Square in Ashland City, Tennessee and Liberty Plaza in Morristown, Tennessee for the Credit Facility.

                  Exhibit 10.35 Amended and Restated Mortgage, Security Agreement, Absolute Assignment of Leases and Rents and Fixture Filing, dated October 17, 2003, between Glimcher Northtown Venture, LLC and KeyBank National Association for the Credit Facility.

                  Exhibit 10.36 Future Advance Deed of Trust Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, by GPLP to Chicago Title Insurance Company as Trustee for the benefit of KeyBank National Association, relating to Walnut Cove Shopping Center in Walnut Cove, NC for the Credit Facility.

                  Exhibit 10.37 Credit Line Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, between GPLP and KeyBank National Association, relating to Twin County Plaza in Galax, Virginia for the Credit Facility.

                  Exhibit 10.38 Credit Line Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated October 17, 2003, made by GPLP to Molly Baber Frick as Trustee for the benefit of KeyBank National Association, relating to Pea Ridge Plaza in Huntington, West Virginia for the Credit Facility.

                  Exhibit 10.39 Promissory Note A1, dated October 17, 2003, between MFC Beavercreek, LLC and KeyBank National Association, relating to the Mall at Fairfield Commons in Beavercreek, Ohio.

                  Exhibit 10.40 Promissory Note A2, dated October 17, 2003, between MFC Beavercreek, LLC and KeyBank National Association, relating to the Mall at Fairfield Commons in Beavercreek, Ohio.

                  Exhibit 10.41 Open End Mortgage, Assignment of Leases and Rents, Security Agreement, and Fixture Filing, dated October 17, 2003, between MFC Beavercreek, LLC and KeyBank National Association, relating to the Mall at Fairfield Commons in Beavercreek, Ohio.

                  Exhibit 10.42 Key Principal's Guaranty Agreement, dated October 17, 2003, between GPLP and KeyBank National Association, relating to the loan on the Mall at Fairfield Commons in Beavercreek, Ohio.


                  Exhibit 99.1 Press Release dated December 23, 2003.

                  Exhibit 99.2 Press Release dated January 6, 2004.

                  Exhibit 23.1  Consent of Independent Accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2004


                                          GLIMCHER REALTY TRUST



                                          By: /s/ Melinda A. Janik
                                              --------------------
                                              Name: Melinda A. Janik
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION

         The following historical financial statements and pro forma financial information are presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the Securities and Exchange Commission. The historical financial statements reflect Combined Statements of Revenues and Certain Expenses of Polaris Mall, LLC and Polaris Center, LLC. In addition, the unaudited Pro Forma Condensed Consolidated Statements of Operations reflect the historical results and financial position of the Company adjusted for the Company's 2003 and January 5, 2004 property acquisitions as if those acquisitions had occurred on January 1, 2002. The unaudited Condensed Consolidated Balance Sheet reflects the balance sheet as if the acquisition of Polaris Mall, LLC, Polaris Center, LLC and Eastland Columbus had occurred on September 30, 2003. Certain transactions relating to the properties acquired as described in this Current Report on Form 8-K are with related parties. The relationship to those parties is disclosed in
         Note 1 to the Combined Statements of Revenues and Certain Expenses. The registrant, after reasonable inquiry, is not aware of any material factors related to the properties not otherwise disclosed that would cause the reported financial information to not be necessarily indicative of future operating results.

                                                                                          PAGE
                                                                                          ----
         POLARIS MALL, LLC AND POLARIS CENTER, LLC

         Report of Independent Auditors                                                     10

         Combined Statements of Revenues and Certain Expenses for the Years
         Ended December 31, 2002, 2001 and 2000 and for the nine-month periods
         ended September 30, 2003 and 2002                                                  11

         Notes to Combined Statements of Revenues and Certain Expenses                      12


         PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

         Pro Forma Condensed Consolidated Statement of Operations for the year ended
         December 31, 2002                                                                  15

         Notes to Pro Forma Condensed Consolidated Statement of Operations for
         the year ended December 31, 2002                                                   16

         Pro Forma Condensed Consolidated Statement of Operations for the nine-
         month period ended September 30, 2003                                              20

         Notes to Pro Forma Condensed Consolidated Statement of Operations for
         nine-month period ended September 30, 2003                                         21

         Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003            25

         Notes to Pro Forma Condensed Consolidated Balance Sheet as of September 30,
         2003                                                                               26



Report of Independent Auditors


To the Board of Trustees of Glimcher Realty Trust:


We have audited the accompanying Combined Statements of Revenues and Certain Expenses of Polaris Mall, LLC and Polaris Center, LLC (collectively the "Malls") for each of the three years in the period ended December 31, 2002. These Combined Statements of Revenues and Certain Expenses are the responsibility of the Malls' management. Our responsibility is to express an opinion on these Combined Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Combined Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Glimcher Realty Trust) as described in Note 1 and are not intended to be a complete presentation of the Malls' revenues and expenses.

In our opinion, the Combined Statements referred to above present fairly, in all material respects, the combined revenues and certain expenses described in Note 1 of Polaris Mall, LLC and Polaris Center, LLC for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




/s/ PricewaterhouseCoopers LLP


Columbus, Ohio
January 19, 2004

                    POLARIS MALL, LLC AND POLARIS CENTER, LLC
    COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE YEARS ENDED
        DECEMBER 31, 2002, 2001 AND 2000 AND THE NINE-MONTH PERIODS ENDED
                           SEPTEMBER 30, 2003 AND 2002
-------------------------------------------------------------------------------
                             (DOLLARS IN THOUSANDS)



                                                                                   Year         Nine Months      Nine Months
                                              Year Ended       Year Ended         Ended            Ended            Ended
                                               December         December         December        September        September
                                               31, 2002         31, 2001         31, 2000         30, 2003         30, 2002
                                               --------         --------         --------         --------         --------
                                                                                                 (Unaudited)      (Unaudited)
Revenues:
    Minimum Rents                               $20,804          $ 8,328          $ 5,243          $16,514          $15,355
    Tenant Reimbursements                         8,664            3,045              731            6,152            6,038
    Percentage Rents                                171               28                                50              104
    Other Revenues                                1,680              561                1              663              917
                                                -------          -------          -------          -------          -------
        Total Revenues                           31,319           11,962            5,975           23,379           22,414
                                                -------          -------          -------          -------          -------

Expenses:
    Property Operating                            7,485            3,689              685            4,956            5,579
    Real Estate Taxes                             1,380              558              130            1,105              544
    Administrative                                  567              212               75              306              384
                                                -------          -------          -------          -------          -------
        Total Expenses                            9,432            4,459              890            6,367            6,507
                                                -------          -------          -------          -------          -------

Revenues in Excess of Certain Expenses          $21,887          $ 7,503          $ 5,085          $17,012          $15,907
                                                =======          =======          =======          =======          =======


                               The accompanying notes are an integral part of these combined statements


                    POLARIS MALL, LLC AND POLARIS CENTER, LLC
      NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000 AND THE NINE-MONTH PERIODS
                       ENDED SEPTEMBER 30, 2003 AND 2002
                             (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     The Combined Statements of Revenues and Certain Expenses present the combined results of operations of Polaris Mall, LLC and Polaris Center, LLC (the "Properties") for the years ended December 31, 2002, 2001 and 2000 and the nine month periods ended September 30, 2003 and 2002.


     Polaris Mall, LLC was formed August 31, 2000, for the purpose of constructing, developing, operating and holding for long-term investment the real property and improvements located in Columbus, Ohio (the "Mall Property"). The Mall Property is a two level enclosed super-regional mall ("Polaris Fashion Place"), which opened on October 25, 2001, and has approximately 1.6 million square feet (unaudited) of gross leasable area. At the time Polaris Mall, LLC was formed, it was comprised of the following members, Glimcher Properties Limited Partnership ("GPLP") with a 39.29% member interest, N.P. Limited Partnership ("NPLP") with a 21.42% member interest and the Class A Members ("Class A") with a 39.29% member interest. On January 5, 2004, Glimcher Realty Trust ("GRT"), through its operating partnership, GPLP, acquired the remaining 60.7% interests from NPLP and the Class A Members. The remaining interest of the property was acquired for approximately $46.5 million.


     Polaris Center, LLC was formed September 8, 1997, for the purpose of constructing, developing, operating and holding for long-term investment the real property and improvements located in Columbus, Ohio (the "Center Property"). The Center Property is a power Community Center ("Polaris Towne Center") that opened in 1999, and has approximately 443,000 square feet (unaudited) of gross leasable area. At the time the Polaris center, LLC was formed it was comprised of two members, Glimcher Properties Limited Partnership ("GPLP") with a 50% membership interest and NPLP with a 50% membership interest. On January 5, 2004, Glimcher Realty Trust ("GRT"), through its operating partnership, GPLP, acquired the remaining 50% interest from NPLP for $10 million.


     NPLP is considered a related party to GPLP due to Alan R. Weiler's (a trustee of the Company) family's ownership interest in NPLP. Mr. Weiler's children, nieces and nephews indirectly own an interest in NPLP. Interests of other partners of NPLP are owned by unrelated third parties. In addition, Mr. Weiler's sister-in-law previously indirectly owned an interest in Polaris Mall, LLC. In connection with the acquisition of the joint venture interests not previously owned by the Company in Polaris Mall, LLC, among other consideration, NPLP received 122,910 units of limited partnership in GPLP ("operating partnership units"). In connection with the sale of certain real property in previously disclosed transactions to Polaris Mall, LLC, among other consideration, NPLP has acquired an aggregate of 260,583 operating partnership units.

                    POLARIS MALL, LLC AND POLARIS CENTER, LLC
      NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000 AND THE NINE-MONTH PERIODS
                       ENDED SEPTEMBER 30, 2003 AND 2002
                             (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


     As a result of this related party relationship, the Combined Statements of Revenues and Certain Expenses have been presented for each year in the three year period ending December 31, 2002.

     The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K. The statements are not intended to be a complete presentation of the combined revenues and expenses of the Properties for the nine-month periods ended September 30, 2003 and 2002 and for the years ended December 31, 2002, 2001 and 2000 as certain expenses, primarily depreciation and amortization expense, interest expense and other costs not directly related to the future operations of the Properties have been excluded.

     REVENUE RECOGNITION

     Minimum rents are recognized on an accrual basis over the terms of the related leases on a straight-line basis. Percentage rents, which include overage rentals, are based on tenant sales and are recognized as revenues once the sales reported by such tenants exceed any applicable breakpoints as specified in the tenants' leases. Tenant reimbursements for real estate taxes, insurance and other certain shopping center operating expenses are recognized as revenues in the period the applicable costs are incurred. Other revenues primarily consist of temporary tenant revenues, which are recognized as earned.


     PROPERTY OPERATING EXPENSES

     Property operating expenses represent the direct expenses of operating the Properties and include maintenance, repairs, insurance and advertising costs that are expected to continue in the ongoing operation of the Properties. A provision for doubtful accounts representing that portion of accounts receivable which is estimated to be uncollectible has been included in other property operating expenses. Expenditures for maintenance and repairs are charged to operations as incurred.

                    POLARIS MALL, LLC AND POLARIS CENTER, LLC
      NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE YEARS ENDED DECEMBER 31, 2002, 2001 AND 2000 AND THE NINE-MONTH PERIODS
                       ENDED SEPTEMBER 30, 2003 AND 2002
                             (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results will differ from those estimates used in the preparation of the financial statements.

2.   LEASES

     TENANT LEASES

     Rental income is received from the leasing of retail shopping center space under operating leases with expiration dates through the year 2021. The minimum future base rentals under non-cancelable operating leases as of December 31, 2002, are as follows:

                         2003                                $ 20,714

                         2004                                  20,699

                         2005                                  20,681

                         2006                                  20,488

                         2007                                  20,596

                         Thereafter                            96,279
                                                             --------


                            Total                            $199,457
                                                             ========


     Minimum future rentals do not include amounts which are payable by certain tenants based upon a percentage of their gross sales or as reimbursement of operating expenses.

     No single tenant collectively accounted for more than 10% of rental income during 2002, 2001 or 2000. The tenant base includes national, regional, and local retailers and consequently the credit risk is concentrated in the retail industry.

3. STATEMENTS OF REVENUES AND CERTAIN EXPENSES FOR THE NINE-MONTH PERIODS ENDED SEPTEMBER 30, 2003 AND 2002

     The Statements of Revenues and Certain Expenses for the nine-month periods ended September 30, 2003 and 2002 are unaudited. All adjustments, which in the opinion of management are of a normal, recurring nature, necessary for a fair presentation of these combined financial statements for the interim periods have been included. The Combined Statement of Revenues and Certain Expenses for the interim periods are not necessarily indicative of the results to be expected for the full year for the operation of the Properties.

                              GLIMCHER REALTY TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                FOR THE YEAR ENDED DECEMBER 31, 2002 (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                              HISTORICAL
                               HISTORICAL      POLARIS                    HISTORICAL       TOTAL                         PRO FORMA
                               GLIMCHER      PROPERTIES    HISTORICAL       OTHER        HISTORICAL     PRO FORMA        GLIMCHER
                             REALTY TRUST     COMBINED     WESTSHORE     ACQUISITIONS     COMBINED     ADJUSTMENTS     REALTY TRUST
                             ------------    ----------    ----------    ------------    ----------    -----------     ------------
Total revenues                 $270,179        $31,319      $18,658        $ 27,207       $347,363      $ (1,900) A      $345,463

Expenses:
Property operating               85,411          8,052        4,384           9,202        107,049                        107,049
Real estate taxes                28,719          1,380        1,973           1,939         34,011                         34,011
Depreciation and
  amortization                   56,449                                                     56,449        17,189  B        73,638
                               --------        -------      -------        --------       --------      --------         --------
Total expenses                  170,579          9,432        6,357          11,141        197,509        17,189          214,698
                               --------        -------      -------        --------       --------      --------         --------

Operating income                 99,600         21,887       12,301          16,066        149,854       (19,089)         130,765

   Interest expenses, net        85,730                                                     85,730        23,339  C       109,069

Equity in income (loss)
  of unconsolidated
  affiliates:
  Colonial Park Mall                441                                                        441          (441) D
  G & G Blaine, LLC                (430)                                                      (430)          430  D
  Eastland Charlotte                264                                                        264          (264) D
  Polaris Mall, LLC               1,947                                                      1,947        (1,947) D
  Polaris Center, LLC               466                                                        466          (466) D
  Other joint ventures              391                                                        391             0  D           391
                               --------        -------      -------        --------       --------      --------         --------

Income before minority
  interest                       16,949         21,887       12,301          16,066         67,203       (45,116)          22,087
                               --------        -------      -------        --------       --------      --------         --------
Allocations to minority
  interests                       2,334                                                      2,334           521  E         2,855
                               --------        -------      -------        --------       --------      --------         --------

Income from continuing
  operations                   $ 14,615        $21,887      $12,301        $ 16,066       $ 64,869      $(45,637)        $ 19,232
                               ========        =======      =======        ========       ========      ========         ========
Weighted average shares
  outstanding - basic            32,366                                                     32,366                         32,366
Weighted average shares
  outstanding - diluted          35,748                                                     35,748           594           36,342
EPS continuing operations
  - basic - Pro Forma          $   0.50                                                                                  $   0.65
EPS continuing operations
  - diluted  - Pro Forma       $   0.47                                                                                  $   0.61



                            The accompanying notes are an integral part of these consolidated statements

                              GLIMCHER REALTY TRUST
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                 OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)

1.  PRO FORMA BASIS OF PRESENTATION

This unaudited Pro Forma Condensed Consolidated Statement of Operations of Glimcher Realty Trust (the "Company") is presented as if the acquisitions made in 2003 (Colonial Park Mall joint venture interest not previously owned, G & G Blaine, LLC joint venture interest not previously owned, Eastland Charlotte joint venture interest not previously owned, WestShore Plaza Mall and Eastland Columbus) and the acquisitions made on January 5, 2004 of Polaris Mall, LLC and Polaris Center, LLC had all occurred on January 1, 2002. In management's opinion, all adjustments necessary to reflect these transactions have been included. Such Pro Forma Condensed Consolidated Statement of Operations is based upon the historical information of the Company and the historical information of each of the above-mentioned entities for the year ended December 31, 2002. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the Combined Statements of Revenues and Certain Expenses for Polaris Mall, LLC and Polaris Center, LLC included elsewhere in this report and is not necessarily indicative of what actual results of the Company would have been if such transactions had been completed as of January 1, 2002 nor does it purport to represent the results of operations for future periods.

The Company has not completed its allocation of fair value for the acquisition of Polaris Mall, LLC and Polaris Center, LLC as required under SFAS No. 141 and the amounts included herein are preliminary. The Company expects to complete this analysis prior to the filing of their Form 10-Q for the quarter ended March 31, 2004. The final purchase price allocation, and the effect on these pro forma statements, could ultimately be materially different than such amounts reported herein.

Effective January 1, 2003, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 145, a standard that addresses the classification of gains or losses from early extinguishment of debt. Gains or losses from early extinguishment of debt for 2002 have been reclassified to interest expense to comply with SFAS No. 145. The reclassification resulted in a $2.2 million reduction to income from continuing operations. However, the reclassification had no impact on reported net income.

2.  ACQUISITIONS

On January 5, 2004, Glimcher Realty Trust (the "Company"), through its operating partnership, Glimcher Properties Limited Partnership ("GPLP"), completed the acquisition of the joint venture interest not previously owned by the Company in Polaris Mall, LLC, the indirect owner of Polaris Fashion Place, an enclosed approximately 1.6 million square foot super regional mall located in Columbus, Ohio, from N.P. Limited Partnership, an Ohio limited partnership ("NPLP") and other parties (the "Class A Members"). The Class A Members are Yogi Development Co., LLC, an Ohio limited liability company, Williams-Fair III LLC, an Ohio limited liability company, LAW Polaris LLC, an Ohio limited liability company, NEK Polaris LLC, an Ohio limited liability company, TPKFF Polaris LLC, an Ohio limited liability company, and Thomas L. Kaplin, an individual. The Company acquired the remaining 60.7% interest in Polaris Mall, LLC for approximately $46.5 million, which was paid with approximately $33

                              GLIMCHER REALTY TRUST
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)


million in cash and the balance by the issuance of 594,342 operating units in GPLP valued at approximately $13.5 million. The existing mortgage on the property had an outstanding balance of $148.7 million on the acquisition date. This mortgage, which originated in 2003, matures on May 11, 2013, bears interest at a fixed rate of 5.24% per annum and requires payments of principal based on a 30-year amortization schedule.

On January 5, 2004, the Company, through its operating partnership, GPLP completed the acquisition of the joint venture interests not previously owned by the Company in Polaris Center, LLC, the owner of Polaris Towne Center, a 443,165 square foot town center located in Columbus, Ohio, from NPLP, an Ohio limited partnership. The Company acquired the remaining 50% in Polaris Center, LLC for approximately $10 million, which was paid in cash. The existing mortgage on the property had an outstanding balance of $41.7 million on the acquisition date. This mortgage, which originated in 2000, matures on June 1, 2010, bears interest at a fixed rate of 8.20% per annum and requires payments of principal based on a 30-year amortization schedule.

The cash portion of the purchase price for Polaris Mall, LLC was paid in part with the proceeds of a new $36.5 million loan from Bank One. The repayment of this loan has been guaranteed by Polaris Mall, LLC. In addition, as security for repayment of the loan, GPLP has pledged to Bank One 100% of its limited liability company interest in Polaris Mall, LLC and has entered into a negative pledge agreement with Bank One, whereby it has agreed not to grant a lien on twenty five of GPLP's properties. In addition, the cash portion of the purchase price for Polaris Mall, LLC was paid in part with approximately $6.6 million in additional borrowings on the Company's secured line of credit from Key Bank National Association and a consortium of Banks. The $36.5 million loan matures in one year and bears interest at a rate equal to LIBOR plus 3.00% per annum. The Company intends to repay this loan during 2004 using community center asset sale proceeds, the issuance of additional preferred or common equity, or a combination of the foregoing.

NPLP is considered a related party to GPLP due to Alan R. Weiler's (a trustee of the Company) family's ownership interest in NPLP. Mr. Weiler's children, nieces and nephews indirectly own an interest in NPLP. Interests of other partners of NPLP are owned by unrelated third parties. In addition, Mr. Weiler's sister-in-law previously indirectly owned an interest in Polaris Mall, LLC. In connection with the acquisition of the joint venture interests not previously owned by the Company in Polaris Mall, LLC, among other consideration, NPLP received 122,910 units of limited partnership in GPLP ("operating partnership units"). In connection with the sale of certain real property in previously disclosed transactions to Polaris Mall, LLC, among other consideration, NPLP has acquired an aggregate of 260,583 operating partnership units.

                              GLIMCHER REALTY TRUST
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)

On December 22, 2003, GPLP acquired Eastland Mall ("Eastland Columbus"), a 940,000 square foot enclosed regional mall in Columbus, Ohio, from Columbus East Joint Venture, an Ohio general partnership. The purchase price of $29.65 million was paid with the proceeds from a $24 million three-year mortgage loan from The Huntington National Bank that bears interest at a per annum rate of LIBOR plus 200 basis points and approximately $5 million of borrowings on the Company's line of credit. The Company may, subject to the satisfaction of certain conditions, also borrow up to an additional $12 million under the bank loan to fund costs relating to the addition of a new anchor and other improvements to the mall. The repayment of the loan has been guaranteed by each of GPLP and Glimcher Properties Corporation, the general partner of GPLP.

On August 27, 2003, the Company, through its operating partnership, GPLP, acquired WestShore Plaza Mall, a fully enclosed regional shopping mall located in Tampa, Florida, from American Freeholds, a Nevada general partnership, which is sponsored by Grosvenor USA. Approximately $100 million of the $152 million purchase price was funded with a new nine-year mortgage loan, which bears interest at the fixed rate 5.09% per annum and requires payments of principal based on a 30-year principal amortization schedule. The additional $52 million was funded using a portion of the net proceeds of the 8.75% Series F Cumulative Redeemable Preferred Share offering that was completed by the Company on August 25, 2003.

On August 14, 2003, operating partnership, GPLP, completed the acquisition of the joint venture interest not previously owned by the Company in Eastland Charlotte, an enclosed regional mall located in Charlotte, North Carolina, from HIG Mall, LLC, a Florida limited liability company. The Company acquired the remaining 80% interest for $4.75 million in cash. The property had an outstanding mortgage balance of $46.2 million on the acquisition date. The existing mortgage, which originated in 1998, matures on September 11, 2008. The debt bears interest at a fixed rate of 8.50% per annum and requires payments of principal based on a 30-year principal amortization schedule.

On April 24, 2003, GPLP completed the acquisition from Greyhawke Net Lease Investors III, LLC, a Delaware limited liability company, of the 50% interest not previously owned by the Company in G & G Blaine, LLC, and a related parcel of land for approximately $2.96 million in cash. With the completion of this transaction, GPLP is the sole owner of a vacant anchor building and underlying land at Northtown Mall in Minneapolis, Minnesota. Northtown Mall is wholly owned by the Company.

On March 6, 2003, the Company completed the acquisition of the joint venture interest not previously owned by the Company in Colonial Park Mall, an enclosed regional mall located in Harrisburg, Pennsylvania, from LB Colonial Park, LLC, a Delaware limited liability company. The Company acquired the remaining 50% interest for $5.5 million in cash. The property had an outstanding mortgage balance of $34.3 million on the acquisition date. The existing mortgage, which originated in 1997, matures in 2027, with an optional prepayment dated in 2007. The debt bears interest at a fixed rate of 7.73% per annum.

                              GLIMCHER REALTY TRUST
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
                 OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2002
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

3.  PRO FORMA ADJUSTMENTS

(A)  Revenues

The adjustment to revenues represents the management fee income that was derived from Polaris Mall, LLC, Polaris Center, LLC, Eastland Charlotte, G & G Blaine, LLC and Colonial Park Mall and a reduction of income charged from Glimcher Development Corporation ("GDC"), a 100% owned entity of GPLP, to Polaris Mall, LLC and Polaris Center, LLC for leasing, engineering and legal services. The revenue adjustment relating to the Polaris Mall, LLC and Polaris Towne Center, LLC was $1,568.

(B)  Depreciation and Amortization

Depreciation and amortization is adjusted to account for the additional amounts related to the 2003 acquisitions and the acquisitions made on January 5, 2004. Depreciation and amortization related to the Polaris Mall, LLC and Polaris Center, LLC acquisition was $9,045.

(C)  Interest Expenses, net

The adjustment to interest expenses, net reflects a combination of debt assumption and increased borrowings. In connection with properties relating to the acquisitions described above, the properties had approximately $270.9 million of mortgage debt bearing interest at the weighted average rate of 6.56%. The Company also incurred new borrowings of approximately $100 million (5.09% fixed rate) of for the acquisition of the WestShore Plaza Mall, $24 million (LIBOR plus 200 basis points) for the acquisition of Eastland Columbus and $36.5 million (LIBOR plus 300 basis points) for the acquisition of the Polaris Mall, LLC. In addition to the new borrowings, approximately $11.6 million was funded through additional borrowings on the Company's line of credit (interest rate of LIBOR plus 1.15% - 1.7%). The pro forma interest expense on new borrowings was calculated using the interest rates described above. Pro forma interest expense related to Polaris Mall, LLC and Polaris Center, LLC was $10,786.

If the LIBOR rate increases by 1/8 percent, the impact to net income resulting from increase would be an approximate $90 reduction to net income for the year ended December 31, 2002.

(D)  Equity in Income (Loss) of Unconsolidated Affiliates

These adjustments reflect the elimination in the equity in income or loss from Colonial Park Mall, G & G Blaine, LLC, Eastland Charlotte, Polaris Mall, LLC and Polaris Center, LLC.

(E)  Allocations to Minority Interests

This adjustment reflects the change in minority interests as related to the 2003 acquisitions and the two acquisitions made on January 5, 2004. Minority interest pro forma adjustments related to Polaris Mall, LLC and Polaris Center, LLC was $(175).

                             GLIMCHER REALTY TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
         FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2003 (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             HISTORICAL
                              HISTORICAL       POLARIS                    HISTORICAL       TOTAL                         PRO FORMA
                               GLIMCHER      PROPERTIES    HISTORICAL       OTHER        HISTORICAL     PRO FORMA        GLIMCHER
                             REALTY TRUST     COMBINED     WESTSHORE     ACQUISITIONS     COMBINED     ADJUSTMENTS     REALTY TRUST
                             ------------    ----------    ----------    ------------    ----------    -----------     ------------
Total revenues                 $224,002        $23,379      $12,772        $ 14,223       $274,376      $ (1,154) A      $273,222

Expenses:
   Property operating            81,326          5,262        2,678           5,417         94,683                         94,683
   Real estate taxes             24,883          1,105        1,390             969         28,347                         28,347
   Depreciation and
     amortization                48,639                                                     48,639        11,546  B        60,185
                               --------        -------      -------        --------       --------      --------         --------
Total expenses                  154,848          6,367        4,068           6,386        171,669        11,546          183,215
                               --------        -------      -------        --------       --------      --------         --------

Operating income                 69,154         17,012        8,704           7,837        102,707       (12,700)          90,007

   Interest expenses, net        58,974                                                     58,974        15,790  C        74,764

Equity in income (loss)
  of unconsolidated
  affiliates:
   Colonial Park Mall               105                                                        105          (105) D
   G & G Blaine, LLC               (136)                                                      (136)          136  D
   Eastland Charlotte                (1)                                                        (1)            1  D
   Polaris Mall, LLC                862                                                        862          (862) D
   Polaris Center, LLC              843                                                        843          (843) D
                               --------        -------      -------        --------       --------      --------         --------

Income before minority
  interest                       11,853         17,012        8,704           7,837         45,406       (30,163)          15,243

Allocations to minority
  interests                         131                                                        131           317  E           448
                               --------        -------      -------        --------       --------      --------         --------

Income from continuing
  operations                   $ 11,722        $17,012      $ 8,704        $  7,837       $ 45,275      $(30,480)        $ 14,795
                               ========        =======      =======        ========       ========      ========         ========

Weighted average shares
  outstanding - basic            34,591                                                     34,591                         34,591
Weighted average shares
  outstanding - diluted          38,138                                                     38,138           594           38,732
EPS continuing operations
  - basic - Pro Forma          $   0.33                                                                                  $   0.42
EPS continuing operations
  - diluted  - Pro Forma       $   0.31                                                                                  $   0.39


                               The accompanying notes are an integral part of these consolidated statements.

                              GLIMCHER REALTY TRUST
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
         OPERATIONS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2003
                                   (UNAUDITED)

1.  PRO FORMA BASIS OF PRESENTATION

This unaudited Pro Forma Condensed Consolidated Statement of Operations of Glimcher Realty Trust (the "Company") is presented as if the acquisitions made in 2003 (Colonial Park Mall joint venture interest not previously owned, G & G Blaine, LLC joint venture interest not previously owned, Eastland Charlotte joint venture interest not previously owned, WestShore Plaza Mall and Eastland Columbus) and the acquisitions made on January 5, 2004 of Polaris Mall, LLC and Polaris Center, LLC had all occurred on January 1, 2002. The historical statement of operations for the acquired properties reflect results from January 1, 2003 to the date of acquisition or September 30, 2003, whichever is earlier. The date of acquisition for each acquired property is documented in Note 2 to this pro forma Condensed Consolidated Statement of Operations. In management's opinion, all adjustments necessary to reflect these transactions have been included. All significant adjustments, which in the opinion of management are of a normal, recurring nature, necessary for a fair presentation of these combined financial statements for the interim periods have been included. Such Pro Forma Condensed Consolidated Statement of Operations is based upon the historical information of the Company and the historical information of each of the above-mentioned entities for the nine-month period ended September 30, 2003. This unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the Combined Statements of Revenues and Certain Expenses for Polaris Mall, LLC and Polaris Center, LLC included elsewhere in this report and is not necessarily indicative of what actual results of the Company would have been if such transactions had been completed as of January 1, 2002 nor does it purport to represent the results of operations for future periods.

The Company has not completed its allocation of fair value for the acquisition of Polaris Mall, LLC and Polaris Center, LLC as required under SFAS No. 141 and the amounts included herein are preliminary. The Company expects to complete this analysis prior to the filing of their Form 10-Q for the quarter ended March 31, 2004. The final purchase price allocation, and the effect on these pro forma statements, could ultimately be materially different than such amounts reported herein.

2.  ACQUISITIONS

On January 5, 2004, Glimcher Realty Trust (the "Company"), through its operating partnership, Glimcher Properties Limited Partnership ("GPLP"), completed the acquisition of the joint venture interest not previously owned by the Company in Polaris Mall, LLC, the indirect owner of Polaris Fashion Place, an enclosed approximately 1.6 million square foot super regional mall located in Columbus, Ohio, from N.P. Limited Partnership, an Ohio limited partnership ("NPLP") and other parties (the "Class A Members"). The Class A Members are Yogi Development Co., LLC, an Ohio limited liability company, Williams-Fair III LLC, an Ohio limited liability company, LAW Polaris LLC, an Ohio limited liability company, NEK Polaris LLC, an Ohio limited liability company, TPKFF Polaris LLC, an Ohio limited liability company, and Thomas L. Kaplin, an individual. The Company acquired the remaining 60.7% interest in Polaris Mall, LLC for approximately $46.5 million, which was paid with approximately $33 million in cash and the balance by the issuance of 594,342 operating units in GPLP valued at approximately $13.5 million. The existing mortgage on the property had an outstanding balance of $148.7 million on the acquisition date. This mortgage, which originated in 2003, matures on May 11, 2013, bears interest at a fixed rate of 5.24% per annum and requires payments of principal based on a 30-year amortization schedule.

                              GLIMCHER REALTY TRUST
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
          OPERATIONS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2003
                                   (UNAUDITED)

On January 5, 2004, the Company, through its operating partnership, GPLP completed the acquisition of the joint venture interests not previously owned by the Company in Polaris Center, LLC, the owner of Polaris Towne Center, a 443,165 square foot town center located in Columbus, Ohio, from NPLP, an Ohio limited partnership. The Company acquired the remaining 50% in Polaris Center, LLC for approximately $10 million, which was paid in cash. The existing mortgage on the property had an outstanding balance of $41.7 million on the acquisition date. This mortgage, which originated in 2000, matures on June 1, 2010, bears interest at a fixed rate of 8.20% per annum and requires payments of principal based on a 30-year amortization schedule.

The cash portion of the purchase price for Polaris Mall, LLC was paid in part with the proceeds of a new $36.5 million loan from Bank One. The repayment of this loan has been guaranteed by Polaris Mall, LLC. In addition, as security for repayment of the loan, GPLP has pledged to Bank One 100% of its limited liability company interest in Polaris Mall, LLC and has entered into a negative pledge agreement with Bank One, whereby it has agreed not to grant a lien on twenty five of GPLP's properties. In addition, the cash portion of the purchase price for Polaris Mall, LLC was paid in part with approximately $6.6 million in additional borrowings on the Company's secured line of credit from Key Bank National Association and a consortium of Banks. The $36.5 million loan matures in one year and bears interest at a rate equal to LIBOR plus 3.00% per annum. The Company intends to repay this loan during 2004 using community center asset sale proceeds, the issuance of additional preferred or common equity, or a combination of the foregoing.

NPLP is considered a related party to GPLP due to Alan R. Weiler's (a trustee of the Company) family's ownership interest in NPLP. Mr. Weiler's children, nieces and nephews indirectly own an interest in NPLP. Interests of other partners of NPLP are owned by unrelated third parties. In addition, Mr. Weiler's sister-in-law previously indirectly owned an interest in Polaris Mall, LLC. In connection with the acquisition of the joint venture interests not previously owned by the Company in Polaris Mall, LLC, among other consideration, NPLP received 122,910 units of limited partnership in GPLP ("operating partnership units"). In connection with the sale of certain real property in previously disclosed transactions to Polaris Center, LLC and Polaris Mall, LLC, among other consideration, NPLP has acquired an aggregate of 260,583 operating partnership units.

On December 22, 2003, GPLP acquired Eastland Mall ("Eastland Columbus"), a 940,000 square foot enclosed regional mall in Columbus, Ohio, from Columbus East Joint Venture, an Ohio general partnership. The purchase price of $29.65 million was paid with the proceeds from a $24 million three-year mortgage loan from The Huntington National Bank that bears interest at a per annum rate of LIBOR plus 200 basis points and approximately $5 million of borrowings on the Company's line of credit. The Company may, subject to the satisfaction of certain conditions, also borrow up to an additional $12 million under the bank loan to fund costs relating to the addition of a new anchor and other improvements to the mall. The repayment of the loan has been guaranteed by each of GPLP and Glimcher Properties Corporation, the general partner of GPLP.

                              GLIMCHER REALTY TRUST
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
         OPERATIONS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2003
                                   (UNAUDITED)

On August 27, 2003, the Company, through its operating partnership, GPLP, acquired WestShore Plaza Mall, a fully enclosed regional shopping mall located in Tampa, Florida, from American Freeholds, a Nevada general partnership, which is sponsored by Grosvenor USA. Approximately $100 million of the $152 million purchase price was funded with a new nine-year mortgage loan, which bears interest at the fixed rate 5.09% per annum and requires payments of principal based on a 30-year principal amortization schedule. The additional $52 million was funded using a portion of the net proceeds of the 8.75% Series F Cumulative Redeemable Preferred Share offering that was completed by the Company on August 25, 2003.

On August 14, 2003, GPLP, completed the acquisition of the joint venture interest not previously owned by the Company in Eastland Charlotte, an enclosed regional mall located in Charlotte, North Carolina, from HIG Mall, LLC, a Florida limited liability company. The Company acquired the remaining 80% interest for $4.75 million in cash. The property had an outstanding mortgage balance of $46.2 million on the acquisition date. The existing mortgage, which originated in 1998, matures on September 11, 2008. The debt bears interest at a fixed rate of 8.50% per annum and requires payments of principal based on a 30-year principal amortization schedule.

On April 24, 2003, GPLP completed the acquisition from Greyhawke Net Lease Investors III, LLC, and a Delaware limited liability company, of the 50% interest not previously owned by the Company in G & G Blaine, LLC, and a related parcel of land for approximately $2.96 million in cash. With the completion of this transaction, GPLP is the sole owner of a vacant anchor building and underlying land at Northtown Mall in Minneapolis, Minnesota. Northtown Mall is wholly owned by the Company.

On March 6, 2003, the Company completed the acquisition of the joint venture interest not previously owned by the Company in Colonial Park Mall, an enclosed regional mall located in Harrisburg, Pennsylvania, from LB Colonial Park, LLC, a Delaware limited liability company. The Company acquired the remaining 50% interest for $5.5 million in cash. The property had an outstanding mortgage balance of $34.3 million on the acquisition date. The existing mortgage, which originated in 1997, matures in 2027, with an optional prepayment dated in 2007. The debt bears interest at a fixed rate of 7.73% per annum.

                              GLIMCHER REALTY TRUST
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
         OPERATIONS FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2003
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

3.  PRO FORMA ADJUSTMENTS

(A)  Revenues

The adjustment to revenues represents the management fee income that was derived from Polaris Mall, LLC, Polaris Center, LLC, Eastland Charlotte, G & G Blaine, LLC and Colonial Park Mall and the reduction of income charged by GDC to Polaris Mall, LLC and Polaris Center, LLC for leasing, engineering and legal services. The revenue adjustments related to the Polaris Properties was $1,050 for the nine-month period ended September 30, 2003.

(B)  Depreciation and Amortization

Depreciation and amortization is adjusted to account for the additional amounts related to the 2003 acquisitions and the acquisitions made on January 5, 2004. The pro forma depreciation and amortization adjustment related to Polaris Mall, LLC and Polaris Center, LLC was $6,914 for the nine-month period ended September 30, 2003.

(C)  Interest Expenses, net

The adjustment to interest expenses, net reflects a combination of debt assumption and increased borrowings. In connection with properties relating to the acquisitions described above, the properties had approximately $270.9 million of mortgage debt bearing interest at the weighted average rate of 6.56%. The Company also incurred new borrowings of approximately $100 million (5.09% fixed rate) of for the acquisition of the WestShore Plaza Mall, $24 million (LIBOR plus 200 basis points) for the acquisition of Eastland Columbus and $36.5 million (LIBOR plus 300 basis points) for the acquisition of the Polaris Mall, LLC. In addition to the new borrowings, approximately $11.6 million was funded through additional borrowings on the Company's line of credit (interest rate of LIBOR plus 1.15% - 1.7%). The pro forma interest expense on new borrowings was calculated using the interest rates described above. The pro forma interest expense adjustment relating to Polaris Mall, LLC and Polaris Center, LLC was $8,950.

If the LIBOR rate increases by 1/8 percent, the impact to net income would be an approximately $68 reduction to net income for the nine-month period ending September 30, 2003.

(D)  Equity in Income (Loss) of Unconsolidated Affiliates

These adjustments reflect the elimination in the equity in income or loss from Colonial Park Mall, G & G Blaine, LLC, Eastland Charlotte, Polaris Mall, LLC and Polaris Center, LLC.

(E)  Allocations to Minority Interests

This adjustment reflects the change in minority interests as related to the 2003 acquisitions and the two acquisitions made on January 5, 2004. The pro forma adjustment for minority interest relating to Polaris Mall, LLC and Polaris Center, LLC was ($151).

                              GLIMCHER REALTY TRUST
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                        AT SEPTEMBER 30, 2003 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                           HISTORICAL                           PRO FORMA
                                            GLIMCHER          PRO FORMA          GLIMCHER
                                          REALTY TRUST       ADJUSTMENTS       REALTY TRUST
                                          ------------       -----------       ------------
Investment in real estate:
Land                                       $   246,793       $    46,870       $   293,663
Building, improvements
  and equipment                              1,800,170           212,926         2,013,096
Developments in progress                        19,850             1,083            20,933
                                           -----------       -----------       -----------
                                             2,066,813           260,879         2,327,692
Less accumulated depreciation
  and amortization                             382,626                 0           382,626
                                           -----------       -----------       -----------

Net property and equipment                   1,684,187           260,879         1,945,066

Investment in other joint ventures               8,889            (8,889)                0
                                           -----------       -----------       -----------

Net investment in real estate                1,693,076           251,990         1,945,066
                                           -----------       -----------       -----------
Cash                                            11,759               842            12,601
Restricted cash                                 23,395               658            24,053
Tenant accounts receivable, net                 54,537             5,257            59,794
Deferred expenses, net                          25,738             5,864            31,602
Prepaid and other assets                        13,951            17,984            31,935
                                           -----------       -----------       -----------

TOTAL ASSETS                               $ 1,822,456       $   282,595       $ 2,105,051
                                           ===========       ===========       ===========

Mortgage notes and other debt payable      $ 1,270,443       $   263,304       $ 1,533,747
Accounts payable and accrued expenses           59,065             5,757            64,822
Distributions payable                           21,762                 0            21,762
                                           -----------       -----------       -----------

Total Liabilities                            1,351,270           269,061         1,620,331
                                           -----------       -----------       -----------

Minority interest in operating
  partnership                                   26,460             2,200            28,660
                                           -----------       -----------       -----------

Preferred stock                                187,950                             187,950
Common stock                                       350                                 350
Additional paid in capital                     513,061            11,334           524,395
Distributions in excess of earnings           (253,476)                           (253,476)
Accumulated other comprehensive loss            (3,159)                0            (3,159)
                                           -----------       -----------       -----------

TOTAL LIABILITIES AND
  SHAREHOLDER'S EQUITY                     $ 1,822,456       $   282,595       $ 2,105,051
                                           ===========       ===========       ===========


        The accompanying notes are an integral part of these consolidated statements

                              GLIMCHER REALTY TRUST
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AT SEPTEMBER 30, 2003
                                   (UNAUDITED)
                             (DOLLARS IN THOUSANDS)


1.  PRO FORMA BASIS OF PRESENTATION

This unaudited condensed consolidated balance sheet is presented as if the acquisitions made subsequent to September 30, 2003 had all occurred on September 30, 2003. In management's opinion, all adjustments necessary to reflect these transactions have been included.

The estimated aggregate fair value of assets acquired and liabilities assumed in the acquisition of Polaris Mall, LLC and Polaris Center, LLC has been reflected in this Pro Forma balance sheet. The Company has not completed its allocation of fair value for the acquisition of Polaris Mall, LLC and Polaris Center, LLC as required under SFAS No. 141 and the amounts included herein are preliminary. The Company expects to complete this analysis prior to the filing of their Form 10-Q for the quarter ended March 31, 2004. The final purchase price allocation, and the effect on these pro forma statements, could ultimately be materially different than such amounts reported herein. The estimated aggregate fair value of the assets acquired and liabilities assumed in the purchases were approximately $282,595 and $269,061, respectively. The estimated aggregate fair value of the assets acquired and liabilities assumed in the purchase of Polaris Mall, LLC and Polaris Center, LLC were $252,295 and $238,761, respectively. The purchase allocation adjustments made in connection with the acquisitions in the unaudited pro forma condensed consolidated balance sheet are based on the information available at this time. Subsequent adjustments and refinements to the allocation may be made based on additional information.

2.     PRO FORMA ADJUSTMENTS

The proforma adjustments reflect the acquisition of Eastland Columbus and the joint venture interests in Polaris Mall, LLC and Polaris Center, LLC as if they occurred on September 30, 2003. The assets and liabilities of these acquisitions are presented at fair value.